UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    December 3, 2004


                                DERMISONICS, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

          Nevada                      000-32903              98-0233859
          ------                      ---------              ----------
     (State or other jurisdiction     (Commission            IRS Employer
     of incorporation)                File Number)           Identification No.)


(Address of principal executive offices) (Zip Code): Four Tower Bridge, 200 Bar Harbor Drive, West Conshohocken, Pennsylvania 19428-2977

Registrant's telephone number, including area code: 610-941-2780

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 3, 2004, Dermisonics, Inc. (the "Company") entered into a loan extension agreement with Gary Scott (the "Extension Agreement"). Pursuant to the Extension Agreement, Mr. Scott agreed to extend the time in which to repay all sums due under a certain promissory note originally made by the Company on June 30, 2004 in the principal amount of $500,000 bearing interest at the rate of 10% per annum and due on the earlier of the closing date of the Company's acquisition of certain assets from Encapsulation Systems, Inc. or July 31, 2004 (the "Note"), to no later than December 17, 2004. In consideration of the extension of the Note, the Company agreed:

     1. To pay to Mr. Scott the sum of $600,000, which sum includes (i) $500,000 principal amount of the Note, (ii) the previously agreed extension fees of $50,000 and $15,000, (iii) an additional $18,287.67 extension fee for the current extension, and (iv) accrued interest through November 30, 2004 of $16,712.33.

     2. To pay Mr. Scott default interest on the Note at the rate of $605.00 per day from and including December 1, 2004 until the Note is paid in full.

     3. To issue to Mr. Scott warrants to purchase up to 100,000 shares of common stock at a price of $2.00 per share, expiring on September 30, 2007, said warrants to be fully vested when issued (the "Extension Warrants").

     4. To enter into a consulting agreement with Mr. Scott pursuant to which the Company retains Mr. Scott as an independent contractor to provide consulting services with respect to the organization and structure of the Company, business strategy, product development, and product distribution, and appoints Mr. Scott as the Chairman of the Company's Business Advisory Council (the "Consulting Agreement"). In consideration for providing such services, the Company has granted to Mr. Scott warrants to purchase up to 2,300,000 shares of common stock at a price of $2.00 per share, expiring on December 31, 2007 (the "Consulting Warrants" and, collectively with the Extension Warrants, the "Scott Warrants" ). The Consulting Warrants shall vest and be exercisable as follows: 575,000 warrants be vest immediately, an additional 575,000 warrants shall vest on December 31, 2004, an additional 575,000 warrants shall vest on March 31, 2005, and the remaining 575,000 Warrants shall vest on June 30, 2005. If the Company terminates the Consulting Agreement prior to June 30, 2005, all of the unvested warrants shall immediately vest. If Mr. Scott terminates the Consulting Agreement prior June 30, 2005, any unvested warrants shall be forfeit by him and be canceled.

     5. To register the common stock underlying the Scott Warrants (the "Scott Stock") for public resale under the Securities Act of 1933, as amended (the "Securities Act") pursuant to the terms of a registration rights agreement (the "Registration Rights Agreement"). Under the Registration Rights Agreement, the Company is required to cause a registration statement registering the Scott Stock (either by including such shares in registration statement it files with the SEC for its own benefit or in a separate registration statement) to be filed by March 31, 2005. The Company will bear all costs incident to such registration and the parties have agreed to indemnify each other from and against any and all losses, damages, liabilities, settlements,


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judgments or costs arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus which includes the Scott Stock or arising out of or relating to any omission or alleged omission of a material fact required to be stated in such documents or necessary to make the statements therein not misleading, except to the extent that such statements are based on information provided by a party.

     6. To deliver all funds raised from the sale by the Company of its securities into an escrow account acceptable to Mr. Scott, providing for irrevocable instructions to the escrow agent to remit all funds received from any such sales to Mr. Scott until all payments due under the Note and the Extension Agreement have been made; provided, however, that $82,826.96 held in the escrow as of December 3, 2004 and up to $17,173.04 deposited into escrow thereafter from the Company's fund-raising activities, for a total of $100,000.00, may be utilized by the Company for payment of invoices to Encapsulation Systems, Inc. ("ESI") and other Company expenses, with not less than $33,300 being paid to ESI. Prior to releasing any monies to ESI, the Company shall have received from ESI an accounting of the disbursements it will make from the $33,300 and assurances from the officers of ESI that the disbursement of the funds will be made as set forth in the accounting.

     7. To obtain directors' and officers' liability insurance on or as soon as practicable after raising the $100,000 referred to above.

     A copy of each of the Extension Agreement, the Consulting Agreement, the Warrant Agreement and the Registration Rights Agreement are appended as exhibits to this report.

     On December 3, 2004, the Company entered into a Consulting Agreement with Adil Saleh (the "Saleh Agreement"). Pursuant to the Saleh Agreement, the Company will retain Mr. Saleh as an independent contractor to provide consulting services with respect to the development of business of the Company. In consideration for providing such services the Company will grant to Mr. Saleh warrants to purchase up to 150,000 shares of common stock at a price of $2.00 per share, expiring on September 30, 2007 (the "Saleh Warrants"). The Saleh Warrants shall vest and be exercisable as follows: 50,000 warrants shall vest on March 31, 2005, an additional 50,000 warrants shall vest on June 30, 2005, and the remaining 50,000 warrants shall vest on September 30, 2006. If the Company terminates the Saleh Agreement prior to September 30, 2006, all of the unvested Saleh Warrants shall immediately become vested. If Mr. Saleh terminates the Agreement prior September 30, 2005, any unvested Saleh Warrants shall be forfeit by him and be canceled. The Company has agreed to register the common stock underlying the Saleh Warrants for public resale under the Securities Act pursuant to the terms of a registration rights agreement (the "Saleh Registration Rights Agreement"). Under the Saleh Registration Rights Agreement, the Company is required to cause a registration statement registering the common stock underlying the Saleh Warrants (either by including them in registration statement it files with the SEC for its own benefit or in a separate registration statement) to be filed by March 31, 2005. The Company will bear all costs incident to such registration and the parties have agreed to indemnify each other from and against any and all losses, damages, liabilities, settlements, judgments or costs arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus which includes the Shares or arising out of or relating to any omission or alleged


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omission of a material fact required to be stated in such documents or necessary to make the statements therein not misleading, except to the extent that such statements are based on information provided by a party.

     A copy of each of the Saleh Agreement, the Saleh Warrants and the Saleh Registration Rights Agreement are appended as exhibits to this report.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     In connection with the agreements entered into by the Company as described in Item 1.01, above, the Company issued the following unregistered equity securities:

Issuances Pursuant to Section 4(2) under the Securities Act of 1933. The following securities were issued pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, afforded by Section 4(2) thereof:

     On December 3, 2004, the Company issued to Gary Scott warrants to purchase up to an aggregate of 2,400,000 shares of common stock at an exercise price of $2.00 per share through September 30, 2007. Of these warrants, 100,000 were issued pursuant to the terms of the Extension Agreement and 2,300,000 were issued pursuant to the terms of the Consulting Agreement described in Item 1.01, above. The Extension Warrants vest immediately and the Consulting Warrants shall vest and be exercisable as described in Item 1.01, above.

     On December 3, 2004, the Company issued to Mr. Adil Saleh warrants to purchase up to 150,000 shares of common stock at an exercise price of $2.00 per share through September 30, 2007 pursuant to a Consulting Agreement the terms of which are described in Item 1.01, above. The warrants shall vest and be exercisable as described in Item 1.01, above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit
Number    Exhibit Description
------    -------------------

10.45 Extension Agreement between Dermisonics, Inc. and Gary Scott dated December 3, 2004.

10.46 Consulting Agreement between Dermisonics, Inc. and Gary Scott dated December 3, 2004.

10.47 Warrant Agreement issued by Dermisonics, Inc. in favor of Gary Scott dated December 3, 2004.


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10.48     Registration Rights Agreement between Dermisonics, Inc. and Gary Scott dated December 3, 2004.

10.49 Consulting Agreement between Dermisonics, Inc. and Adil Saleh dated December 3, 2004.

10.50 Warrant Agreement issued by Dermisonics, Inc. in favor of Adil Saleh dated December 3, 2004.

10.51 Registration Rights Agreement between Dermisonics, Inc. and Adil Saleh dated December 3, 2004.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DERMISONICS, INC.


Date: December 7, 2004                    By: /s/ Bruce H. Haglund
                                             --------------------------------
                                                  Bruce H. Haglund, Chairman


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